                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Defined Asset Funds--Government Securities Income Fund--Freddie Mac Series--11

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 33-49355 of our opinion dated April 22, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
May 26, 1999